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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                                 FORM 8-K



                              CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

                     Date of Report (Date of earliest
                             event reported):
                            February 12, 1996



                                XYTRONYX, INC.
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            (Exact name of registrant as specified in its charter)



                                   Delaware
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                (State or other jurisdiction of incorporation)


               0-14838                           36-3258753
     --------------------------       ------------------------------------
     (Commissioner File Number)       (IRS Employer Identification Number)




                            6555 Nancy Ridge Drive
                                   Suite 200
                         San Diego, California  92121
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              (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:  (619) 550-3900
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Item 5.   Other Events.

          The News Release dated February 12, 1996 regarding third quarter results of operations, filed as Exhibit 99.46 hereto, is hereby incorporated into this Report by reference.




Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.  The following exhibit accompanies this Report:
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           Exhibit
           Number            Exhibit Description
           ------            -------------------

            99.46 News Release dated February 12, 1996 regarding third quarter results of operations.


                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 XYTRONYX, INC.


                                 By:   /s/ DALE SANDER
                                      -----------------------------
                                      Dale Sander
                                      Chief Financial Officer

  Date:  February 14, 1996

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                                    Index to Exhibits
                                    -----------------




      Exhibit                                           Sequentially
      Number        Description of Exhibit              Numbered Page
      ------        ----------------------              -------------

       99.46     News Release dated February 12,
                 1996 regarding third quarter
                 results of operations.

                                       3